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                                                                    Exhibit 23.1

                    [LETTERHEAD OF COOPERS & LYBRAND L.L.P.]


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement of Geotek Communications, Inc. (the "Company") on Form S-4 (Reg. No. 33-62333) of our report dated March 30, 1995 (August 28, 1995 as to Note 19), on our audits of the consolidated financial statements and consolidated financial statement schedule of the Company as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993 and 1992, which report is included in the Company's Annual Report on Form 10-K/A #3. Our report contains an emphasis of a matter paragraph related to significant transactions with related parties in 1992. We also consent to the reference to our firm under the caption "Experts" and all other references to our firm elsewhere in this Registration Statement.


/s/  Coopers & Lybrand L.L.P.
-----------------------------
COOPERS & LYBRAND L.L.P.

New York, New York
October  16, 1995

                   [LETTERHEAD OF COOPERS & LYBRAND L.L.P.]

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in Amendment No. 2 to the Registration Statement of Geotek Communications, Inc. on Form S-4 (Reg. No. 33-62333) of our reports dated March 21 , 1995 (except for Note 14, for which the date is April 13, 1995) and March 8, 1994, on our audits of the financial statements of Bogen Corporation as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994.


/s/ Coopers & Lybrand L.L.P.
----------------------------
COOPERS & LYBRAND L.L.P.

New York, New York
October 13, 1995

                    [LETTERHEAD OF COOPERS & LYBRAND L.L.P.]

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in Amendment No. 2 to the Registration Statement of Geotek Communications, Inc. on Form S-4 (Reg. No. 33-62333) of our report dated April 10, 1995 on our audits of the financial statements of European Gateway Acquisition Corporation as of and for the year ended December 31, 1994.


/s/ Coopers & Lybrand L.L.P.
-----------------------------
COOPERS & LYBRAND L.L.P.

New York, New York
October 13, 1995

                        [LETTERHEAD OF COOPERS & LYBRAND]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in Amendment No. 2 to the Registration Statement of Geotek Communications, Inc. on Form S-4 (Reg. No. 33-62333) of our report dated 23 June 1995 (21 September 1995 as to Note 23), on our audits of the financial statements of National Band Three Limited as of 31 December 1994 and 1993 and for the year ended 31 December 1994 and for the nine month period ended 31 December 1993, set out on pages F-55 to F-68. Out report contains and explanatory paragraph related to the differences in accounting principles between the United Kingdom and the United States.



/s/ Coopers & Lybrand
----------------------
COOPERS & LYBRAND

London, United Kingdom
13 October 1995

                     [LETTERHEAD OF COOPERS & LYBRAND GmbH]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in Amendment No. 2 to the Registration Statement of Geotek Communications, Inc. on Form S-4 (Reg. No. 33-62333) of our report dated March 17, 1995 on our audits of the financial statements of Speech Design GmbH as of December 31, 1994 and 1993 and for the three year period ended December 31, 1994.


/s/ Coopers & Lybrand
------------------------
COOPERS & LYBRAND
Wirtschaftsprufungsgesellschaft GmbH

Munich, Germany
October 13, 1995